UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2019

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001‑36295	46‑3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833‑4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17CFR 240.14a‑12)

☐     Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐     Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b‑2 of the Securities Exchange Act of 1934 (17 CFR §240.12b‑2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

On February 1, 2019, Egalet Corporation (the “Company”) filed a Current Report on Form 8‑K announcing that the Company and Egalet US Inc. (“Egalet US”), a wholly-owned subsidiary of the Company, acquired certain assets and rights of, and assumed certain liabilities of, Iroko Pharmaceuticals Inc. (“Iroko”) in a transaction that closed on January 31, 2019 (the “Iroko Acquisition”).  The Iroko Acquisition was effectuated pursuant to, and was conditioned upon, the occurrence of the effective date of the Joint Plan of Reorganization (as amended, supplemented and otherwise modified from time to time) (the “Plan”), related to the voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code filed by the Company and its wholly-owned subsidiaries in the United States Bankruptcy Court for the District of Delaware, which effective date was January 31, 2019.

The Company is filing this Amendment on Form 8‑K/A to provide the historical financial statements of Iroko required by Item 9.01(a) of Form 8‑K and the pro forma financial information required by Item 9.01(b) of Form 8‑K, in each case, in respect of the Iroko Acquisition.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Iroko as of and for the year ended December 31, 2018, as well as the accompanying notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8‑K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial statements of the Company and Iroko as of and for the year ended December 3, 2018, as well as the accompanying notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8‑K/A and are incorporated herein by reference.

(d)	Exhibits.
Exhibit Number	Description
23.1	Consent of EisnerAmper LLP, Independent Auditors of Iroko Pharmaceuticals Inc.

99.1	Audited Financial Statements of Iroko as of and for the year ended December 31, 2018

99.2	Unaudited Pro Forma Condensed Combined Financial Information of Egalet Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2019	Egalet Corporation

	By:	/s/ Robert S. Radie
Name: Robert S. Radie
Title: President and Chief Executive Officer